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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

To the Board of Directors of
Gen-Net Lease Income Trust, Inc.

We hereby consent to the inclusion in the Supplement No. 7 to the Prospectus, and Post-Effective Amendment 3 to Form S-11 our report dated March 25, 2003, on our audit of the financial statements, as of December 31, 2002. We further consent to the reference to our firm under the caption "Experts" in both the Prospectus and Part II of the Registration Statement.




                                                Zwick & Steinberger, P.L.L.C.
                                                --------------------------------
                                                Zwick & Steinberger, P.L.L.C.

Southfield, Michigan
June 23, 2003